                                                 EXHIBIT 99
                          EXHIBIT INDEX

          Following is the list of Exhibits, as required by Item
601 of Regulation S-K, filed as a part of this Annual Report on Form 10-K, including Exhibits incorporated herein by reference
(1):

Exhibit No.
(Regulation S-K
   Item 601
Designation)                Exhibits
________________            ________


(3)       Articles of Incorporation and Bylaws:

          (i)      1--   Restated Certificate of Incorporation of
                         the Registrant under Section 807 of the
                         Business Corporation Law, filed August
                         14, 1989.  ((1); Exhibit (3)1)

          (i)      2--   Certificate of Amendment to the
                         Certificate of Incorporation of the
                         Registrant under Section 805 of the
                         Business Corporation Law, filed April 5,
                         1990.  ((1); Exhibit (3)2)

          (i)      3--   Certificate of Amendment to the
                         Certificate of Incorporation of the
                         Registrant under Section 805 of the
                         Business Corporation Law, filed October
                         19, 1993 ((1); Exhibit (3)3)

          (ii)     1--   Bylaws in effect on the date of this
                         Report.

(4) Instruments defining the rights of security holders, including indentures (see also Exhibit (3) above):

____________________

          (1) Exhibits which are incorporated by reference to other filings are followed by information contained in parentheses, as follows: The first reference in the parenthesis is a numeral, corresponding to a numeral set forth in the Notes which follow this Exhibit list, which identifies the prior filing in which the Exhibit was physically filed; and the second reference in the parenthesis is to the specific document in that prior filing in which the Exhibit appears.

          *(ii)    1--   Indenture dated January 1, 1927 between
                         the Registrant and American Exchange
                         Irving Trust Company, as Trustee.  ((2);
                         Exhibit (4)(ii)1)

          *(ii)    2--   Supplemental Indenture dated March 1,
                         1935 between the Registrant and Irving
                         Trust Company, as Trustee.  ((2);
                         Exhibit (4)(ii)2)

          *(ii)    3--   Second Supplemental Indenture dated June
                         1, 1937 between the Registrant and
                         Irving Trust Company, as Trustee. ((2);
                         Exhibit (4)(ii)3)

          *(ii)    4--   Third Supplemental Indenture dated April
                         1, 1940 between the Registrant and
                         Irving Trust Company, as Trustee. ((2);
                         Exhibit (4)(ii)4)

          *(ii)    5--   Fourth Supplemental Indenture dated
                         March 1, 1941 between the Registrant and
                         Irving Trust Company, as Trustee. ((2);
                         Exhibit (4)(ii)5)

          *(ii)    6--   Fifth Supplemental Indenture dated
                         December 1, 1950 between the Registrant
                         and Irving Trust Company, as Trustee.
                         ((2); Exhibit (4)(ii)6)

          *(ii)    7--   Sixth Supplemental Indenture dated
                         December 1, 1952 between the Registrant
                         and Irving Trust Company, as Trustee.
                         ((2); Exhibit (4)(ii)7)

          *(ii)    8--   Seventh Supplemental Indenture dated
                         October 1, 1954 between the Registrant
                         and Irving Trust Company, as Trustee.
                         ((2); Exhibit (4)(ii)8)

          *(ii)    9--   Eighth Supplemental Indenture dated May
                         15, 1958 between the Registrant and
                         Irving Trust Company, as Trustee.  ((2);
                         Exhibit (4)(ii)9)

           (ii)    10--  Ninth Supplemental Indenture dated
                         December 1, 1967 between the Registrant
                         and Irving Trust Company, as Trustee.
                         ((2); Exhibit (4)(ii)10)

           (ii)    11--  Tenth Supplemental Indenture dated as of
                         January 15, 1969 between the Registrant
                         and Irving Trust Company, as Trustee.
                         ((3); Exhibit 2.12)

           (ii)    12--  Eleventh Supplemental Indenture dated as
                         of June 1, 1970 between the Registrant
                         and Irving Trust Company, as Trustee.
                         ((4); Exhibit 1.13)

           (ii)    13--  Twelfth Supplemental Indenture dated as
                         of February 1, 1972 between the
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)13)

           (ii)    14--  Thirteenth Supplemental Indenture dated
                         as of April 15, 1974 between the
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)14)

           (ii)    15--  Fourteenth Supplemental Indenture dated
                         as of November 1, 1975 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)15)

           (ii)    16--  Fifteenth Supplemental Indenture dated
                         as of June 1, 1977 between Registrant
                         and Irving Trust Company, as Trustee.
                         ((2); Exhibit (4)(ii)16)

           (ii)    17--  Sixteenth Supplemental Indenture dated
                         as of September 15, 1979 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((4); Exhibit 1.18)

           (ii)    18--  Seventeenth Supplemental Indenture dated
                         as of May 15, 1980 between Registrant
                         and Irving Trust Company, as Trustee.
                         ((5); Exhibit (4)(a)18)

           (ii)    19--  Eighteenth Supplemental Indenture dated
                         as of November 15, 1980 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)19)

           (ii)    20--  Nineteenth Supplemental Indenture dated
                         as of August 15, 1981 between Registrant and Irving Trust Company, as Trustee.
                         ((2); Exhibit (4)(ii)20)

           (ii)    21--  Twentieth Supplemental Indenture dated
                         as of September 1, 1982 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)21)

           (ii)    22--  Twenty-First Supplemental Indenture
                         dated as of November 22, 1982 between
                         Registrant and Irving Trust Company, as
                         Trustee. ((2); Exhibit (4)(ii)22)

           (ii)    23--  Twenty-Second Supplemental Indenture
                         dated as of May 24, 1984 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)23)

           (ii)    24--  Twenty-Third Supplemental Indenture
                         dated as of June 15, 1985 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)24)

           (ii)    25--  Twenty-Fourth Supplemental Indenture
                         dated as of September 1, 1986 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)25)

           (ii)    26--  Twenty-Fifth Supplemental Indenture
                         dated as of December 1, 1988 between
                         Registrant and Irving Trust Company, as
                         Trustee.  ((2); Exhibit (4)(ii)26)

           (ii)    27--  Twenty-Sixth Supplemental Indenture
                         dated as of May 1, 1991 between
                         Registrant and The Bank of New York, as
                         Trustee.  ((2);  Exhibit (4)(ii)27)

           (ii)    28--  Twenty-Seventh Supplemental Indenture
                         dated as of May 15, 1992 between
                         Registrant and The Bank of New York, as
                         Trustee.  ((2); Exhibit (4)(ii)28); and

                         Prospectus Supplement Dated May 28, 1992
                         (To Prospectus Dated April 13, 1992)
                         relating to $125,000,000 principal
                         amount of First Mortgage Bonds,
                         designated Secured Medium-Term Notes,
                         Series A, and the Prospectus Dated April
                         13, 1992, relating to $125,000,000
                         principal amount of Registrant's debt
                         securities attached thereto, as filed
                         pursuant to Rule 424(b) in connection
                         with Registration Statement No. 33-
                         46624.  ((6)(a)), and, as applicable to
                         a tranche of such Secured Medium-Term
                         Notes, one of the following:

                         (a)    Pricing Supplement No. 1, Dated
                                June 4, 1992 (To Prospectus Dated
                                April 13, 1992, as supplemented
                                by a Prospectus Supplement Dated
                                May 28, 1992) filed pursuant to
                                Rule 424(b) in connection with
                                Registration Statement No. 33-
                                46624.  ((6)(b))

                         (b)    Pricing Supplement No. 2, Dated
                                June 4, 1992 (To Prospectus Dated
                                April 13, 1992, as supplemented
                                by a Prospectus Supplement Dated
                                May 28, 1992) filed pursuant to
                                Rule 424(b) in connection with
                                Registration Statement No. 33-
                                46624.  ((6)(c))

                         (c)    Pricing Supplement No. 3, Dated
                                June 4, 1992 (To Prospectus Dated
                                April 13, 1992, as supplemented
                                by a Prospectus Supplement Dated
                                May 28, 1992) filed pursuant to
                                Rule 424(b) in connection with
                                Registration Statement No. 33-
                                46624.  ((6)(d))

                         (d)    Pricing Supplement No. 4, Dated
                                August 20, 1992 (To Prospectus
                                Dated April 13, 1992, as
                                supplemented by a Prospectus
                                Supplement Dated May 28, 1992)
                                filed pursuant to Rule 424(b) in
                                connection with Registration
                                Statement No. 33-46624.  ((6)(e))

                         (e)    Pricing Supplement No. 5, Dated
                                August 20, 1992 (To Prospectus
                                Dated April 13, 1992, as
                                supplemented by a Prospectus
                                Supplement Dated May 28, 1992)
                                filed pursuant to Rule 424(b) in
                                connection with Registration
                                Statement No. 33-46624.  ((6)(f))

                         (f)    Pricing Supplement No. 6, Dated
                                July 26, 1993 (To Prospectus
                                Dated April 13, 1992, as
                                supplemented by a Prospectus
                                Supplement Dated May 28, 1992)
                                filed pursuant to Rule 424(b) in
                                connection with Registration
                                Statement No. 33-46624.  ((6)(g))

                         (g)    Pricing Supplement No. 7, Dated
                                July 26, 1993 (To Prospectus
                                Dated April 13, 1992, as
                                supplemented by a Prospectus
                                Supplement Dated May 28, 1992)
                                filed pursuant to Rule 424(b) in
                                connection with Registration
                                Statement No. 33-46624.  ((6)(h))


           (ii)    29--  Twenty-Eighth Supplemental Indenture
                         dated as of May 1, 1995 between
                         Registrant and The Bank of New York, as
                         Trustee.  ((35); Exhibit (4)(ii)33)

                         Prospectus Supplement Dated May 15, 1995
                         (To Prospectus Dated April 4, 1995)
                         relating to $80,000,000 principal amount
                         of First Mortgage Bonds, designated
                         Secured Medium-Term Notes, Series B, and
                         the Prospectus Dated April 4, 1995,
                         relating to (i) $80,000,000 of
                         Registrant's Debt Securities and Common
                         Stock, $5.00 par value, but not in
                         excess of $40 million aggregate initial
                         offering price of such Common Stock and
                         (ii) 250,000 shares of Registrant's
                         Cumulative Preferred Stock, par value
                         $100 per share, which may be issued as
                         1,000,000 shares of Depositary Preferred
                         Shares each representing 1/4 of a share
                         of such Cumulative Preferred Stock
                         attached thereto, as filed pursuant to
                         Rule 424(b) in connection with
                         Registration Statement No. 33-56349).
                         (9)

           (ii)    30--  Indenture, dated as of April 1, 1992,
                         between Registrant and Morgan Guaranty
                         Trust Company of New York, as Trustee.
                         ((7); Exhibit (4)(ii)29); and

                         Prospectus Supplement Dated May 28, 1992
                         (To Prospectus Dated April 13, 1992)
                         relating to $125,000,000 principal
                         amount of Medium-Term Notes, Series A,
                         and the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((8)(a)), and, as applicable to a tranche of such Medium-Term Notes, one of the following:

                         (a)    Pricing Supplement No. 1, Dated
                                June 26, 1992 (To Prospectus
                                Dated April 13, 1992, as
                                supplemented by a Prospectus
                                Supplement Dated May 28, 1992)
                                filed pursuant to Rule 424(b) in
                                connection with Registration
                                Statement No. 33-46624.  ((8)(b))

                         (b)    Pricing Supplement No. 2, Dated
                                October 6, 1993 (To Prospectus
                                Dated April 13, 1992, as
                                supplemented by a Prospectus
                                Supplement Dated May 28, 1992)
                                filed pursuant to Rule 424(b) in
                                connection with Registration
                                Statement No. 33-46624.  ((8)(c))

                         Prospectus Supplement Dated May 15, 1995
                         (To Prospectus Dated April 4, 1995)
                         related to $80,000,000 principal amount
                         of Medium-Term Notes, Series B, and the
                         Prospectus Dated April 4, 1995, relating
                         to (i) $80,000,000 of Registrant's Debt
                         Securities and Common Stock, $5.00 par
                         value, but not in excess of $40 million
                         aggregate initial offering price of such
                         Common Stock and (ii) 250,000 shares of
                         Registrant's Cumulative Preferred Stock,
                         par value $100 per share, which may be
                         issued as 1,000,000 shares of Depositary
                         Preferred Shares each representing 1/4
                         of a share of such Cumulative Preferred
                         Stock attached thereto, as filed
                         pursuant to Rule 424(b) in connection
                         with Registration Statement No. 33-
                         56349).  (10)

           (ii)    31--  Form of the Registrant's 4.85%
                         Promissory Notes.  ((9); Exhibit 1.9)

           (ii)    32--  Participation Agreement, dated as of
                         November 1, 1985, by and between New
                         York State Energy Research and
                         Development Authority and the
                         Registrant.  ((2); Exhibit (4)(ii)31)

           (ii)    33--  The Registrant has entered into certain
                         other instruments with respect to long-
                         term debt of the Registrant.  No such
                         instrument relates to securities
                         authorized thereunder which exceed 10%
                         of the total assets of the Registrant
                         and its subsidiaries on a consolidated
                         basis. The Registrant agrees to provide the Commission, upon request, copies of any instruments defining the rights of holders of long-term debt of the Registrant and subsidiaries for which consolidated or unconsolidated financial statements are required to be filed with the Commission.

(10)      Material contracts:

          (i)      1--   Agreement dated October 31, 1968 between
                         the Registrant and Consolidated Edison
                         Company of New York, Inc. and Niagara
                         Mohawk Power Corporation.  ((3); Exhibit
                         5.1)

          (i)      2--   Agreement dated September 22, 1969
                         between Registrant and Algonquin Gas
                         Transmission Company.  ((12); Exhibit
                         5.5)

          (i)      3--   Agreement dated as of April 4, 1977
                         between Registrant, Consolidated Edison
                         Company of New York, Inc., Long Island
                         Lighting Company, New York State
                         Electric & Gas Corporation, Niagara
                         Mohawk Power Corporation, Orange and
                         Rockland Utilities, Inc., Rochester Gas
                         and Electric Corporation and the Power
                         Authority of the State of New York.
                         ((3); Exhibit 5.6)

          (i)      4--   Agreement dated April 27, 1973 between
                         Registrant and the Power Authority of
                         the State of New York.  ((13); Exhibit
                         5.19)

          (i)      5--   Agreement dated July 28, 1975 between
                         Registrant and the Power Authority of
                         the State of New York.  ((14); Exhibit
                         5.18)

          (i)      6--   Agreement dated as of September 22, 1975
                         between Registrant, Niagara Mohawk Power
                         Corporation, Long Island Lighting
                         Company, New York State Electric & Gas
                         Corporation, and Rochester Gas and
                         Electric Corporation.  ((14); Exhibit
                         5.21)

          (i)      7--   Agreement dated November 23, 1976
                         between Registrant and Consolidated
                         Edison Company of New York, Inc.  ((15);
                         Exhibit 5.29)

          (i)      8--   Agreement dated December 29, 1975
                         between Registrant and Niagara Mohawk
                         Power Corporation, Long Island Lighting
                         Company, New York State Electric & Gas
                         Corporation, and Rochester Gas and
                         Electric Corporation.  ((16); Exhibit
                         (10)(i)18)

          (i)      9--   Assignment and Assumption dated as of
                         October 24, 1975 between Registrant and
                         New York State Electric & Gas
                         Corporation.  ((14); Exhibit 5.25)

          (i)      10--  Amendment to Assignment and Assumption
                         dated October 30, 1978 between
                         Registrant and New York State Electric &
                         Gas Corporation.  ((3); Exhibit 5.34)

          (i)      11--  Agreement dated as of May 12, 1977
                         between Registrant and Niagara Mohawk
                         Power Corporation.  ((17); Exhibit 5.34)

          (i)      12--  Agreement, dated May 8, 1980, by and
                         between Registrant and Jersey Central
                         Power & Light Company.  ((18); Exhibit
                         (10)(i)21)

          (i)      13--  Purchase Agreement, dated as of June 1,
                         1980, by and between Registrant and
                         Consolidated Edison Company of New York,
                         Inc.  ((18); Exhibit (10)(i)22)

          (i)      14--  Purchase Agreement, dated as of June 16,
                         1980, by and between Registrant and
                         Philadelphia Electric Company.  ((18);
                         Exhibit (10)(i)23)

          (i)      15--  Purchase Agreement, dated as of June 18,
                         1980, by and between Registrant and
                         Public Service Electric and Gas Company.
                         ((18); Exhibit (10)(i)24)

          (i)      16--  Purchase Agreement, dated as of July 1,
                         1980, by and between Registrant and
                         Connecticut Light and Power Company.
                         ((18); Exhibit (10)(i)25)

          (i)      17--  Letter Amendment Agreement, dated
                         December 16, 1980, by and between
                         Registrant and Niagara Mohawk Power
                         Corporation.  ((18); Exhibit (10)(i)26)

          (i)      18--  Settlement Agreement, dated December 19,
                         1980, by and among the United States
                         Environmental Protection Agency, The
                         Department of Environmental Conservation of the State of New York, The Attorney General of the State of New York, Hudson River Fisherman's Association, Inc., Scenic Hudson Preservation Conference, Natural Resources Defense Council, Inc., Registrant, Consolidated Edison Company of New York, Inc., Orange and Rockland Utilities, Inc., Niagara Mohawk Power Corporation and Power Authority of the State of New York. ((18); Exhibit
                         (10)(i)27)

          (i)      19--  Agreement dated April 2, 1980 by and
                         between Registrant and the Power
                         Authority of the State of New York.
                         ((2); Exhibit (10)(i)24)

          (i)      20--  Purchase Agreement, dated April 19,
                         1983, between Registrant and New York
                         State Electric & Gas Corporation.  ((2);
                         Exhibit (10)(i)29)

          (i)      21--  Transmission Agreement, dated October
                         25, 1983, between Registrant and Niagara
                         Mohawk Power Corporation.  ((2); Exhibit
                         (10)(i)30)

          (i)      22--  Underground Storage Service Agreement,
                         dated June 30, 1982, between Registrant
                         and Penn-York Energy Corporation.  ((2);
                         Exhibit (10)(i)32)

          (i)      23--  Interruptible Transmission Service
                         Agreement, dated December 20, 1983,
                         between Registrant and Power Authority
                         of the State of New York.  ((19);
                         Exhibit (10)(i)33)

          (i)      24--  Agreement, dated December 7, 1983,
                         between Registrant and the Power
                         Authority of the State of New York.
                         ((2); Exhibit (10)(i)34)

          (i)      25--  Specification of Terms and Conditions of
                         Settlement in State of New York Public
                         Service Commission Proceeding - Case
                         29124, dated September 3, 1985. ((2);
                         Exhibit (10)(i)35)

          (i)      26--  Reimbursement Agreement, dated as of
                         November 1, 1985, between Registrant and the Bank named therein. ((2); Exhibit
                         (10)(i)36)

          (i)      27--  General Joint Use Pole Agreement between
                         Registrant and the New York Telephone
                         Company effective January 1, 1986 (not
                         including the Administrative and
                         Operating Practices provisions thereof).
                         ((2); Exhibit (10)(i)37)

          (i)      28--  Agreement, dated June 3, 1985, between
                         Registrant, Consolidated Edison Company
                         of New York, Inc. and the Power
                         Authority of the State of New York
                         relating to Marcy South Real Estate -
                         East Fishkill, New York.  ((2); Exhibit
                         (10)(i)38)

          (i)      29--  Agreement, dated June 11, 1985, between
                         the Registrant and the Power Authority
                         of the State of New York relating to
                         Marcy South Substation - East Fishkill,
                         New York.  ((2); Exhibit (10)(i)39)

          (i)      30--  Agreement, dated as of April 9, 1986,
                         among Registrant, Consolidated Edison
                         Company of New York, Inc., Niagara
                         Mohawk Power Corporation and the Power
                         Authority of the State of New York
                         relating to Real Estate - Roseton/
                         Danskammer.  ((2); Exhibit (10)(i)40)

          (i)      31--  Agreement, dated as of April 9, 1986,
                         between Registrant, for itself and as
                         agent for itself, Niagara Mohawk Power
                         Corporation and Consolidated Edison
                         Company of New York, Inc., and the Power
                         Authority of the State of New York
                         relating to Supplemental Land Use -
                         Roseton/Danskammer.  ((2); Exhibit
                         (10)(i)41)

          (i)      32--  Letter of intent, dated February 17,
                         1987, between Registrant and Niagara
                         Mohawk Power Corporation, for the
                         purchase of interests in the Roseton
                         Steam Electric Generating Plant.  ((16);
                         Exhibits (19)(10)(i)75)

          (i)      33--  Roseton Amendment Agreement, dated as of
                         September 9, 1987, between Registrant
                         and Niagara Mohawk Power Corporation,
                         for the purchase of interests in the
                         Roseton Steam Electric Generating Plant
                         (subject to PSC approval).  ((20);
                         Exhibit (19)(10)(i)76)

          (i)      34--  Agreement dated as of November 20, 1987
                         between Registrant and Consolidated Rail
                         Corporation to transport coal to
                         Danskammer Generating Station. [Certain portions of said Agreement setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((20); Exhibit
                         (19)(10)(i)83)

          (i)      35--  Reimbursement Agreement, dated as of
                         July 1, 1987, between Registrant and the
                         Bank named therein.  ((20); Exhibit
                         (19)(10)(i)90)

          (i)      36--  First Amendment, dated as of September
                         1, 1987, to the Reimbursement Agreement, dated as of November 1, 1985, between Registrant and the Bank named therein. ((20); Exhibit (19)(10)(i)93)

          (i)      37--  Purchase and Administration Agreement,
                         dated as of November 25, 1987, between
                         Registrant and the finance corporation
                         named therein providing for the sale of
                         Registrant's accounts receivables.
                         ((20); Exhibit (19)(10)(i)95)

          (i)      38--  Contract dated October 5, 1987, between
                         Registrant and Norfolk and Western
                         Railway Company providing for
                         transportation of coal to the Danskammer
                         Plant.  [Certain portions of said
                         Contract setting forth or relating to
                         pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((20); Exhibit (19)(10)(i)96)

          (i)      39--  Memorandum of Understanding, dated as of
                         March 22, 1988, by and among Registrant,
                         Alberta Northeast Gas, Limited, the
                         Brooklyn Union Gas Company, New Jersey
                         Natural Gas Company and Connecticut
                         Natural Gas Corporation.  ((20); Exhibit
                         (19)(10)(i)98)

          (i)      40--  Agreement for the Sale and Purchase of
                         Coal, dated as of January 1, 1987, among Registrant, Kentucky Carbon Corporation and The Carbon Fuel Sales Company. [Certain portions of said agreement setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((21); Exhibit (28)(10)(i)100)

          (i)      41--  Restatement of Purchase and
                         Administration Agreement, dated as of
                         April 4, 1989, between Registrant and
                         CSW Credit, Inc., amending and restating the Purchase and Administration

                         Agreement, dated as of November 25,
                         1987, between such parties providing for the sale of Registrant's accounts receivables. ((21); Exhibit (28)
                         (10)(i)101)

          (i)      42--  Nine Mile Point Nuclear Station Unit 2
                         Interim Operating Agreement, effective
                         August 22, 1989, between and among
                         Registrant, Niagara Mohawk Power
                         Corporation, Long Island Lighting
                         Company, New York State Electric & Gas
                         Corporation and Rochester Gas and
                         Electric Corporation.  ((22); Exhibit
                         (28)(10)(i)102)

          (i)      43--  Amendment of Nine Mile Point Nuclear
                         Station Unit 2 Interim Operating
                         Agreement, dated as of March 6, 1990,
                         among Registrant, Niagara Mohawk Power
                         Corporation, Long Island Lighting
                         Company, New York State Electric & Gas
                         Corporation and Rochester Gas and
                         Electric Corporation.  ((18); Exhibit
                         (19)(10)(i)99)

          (i)      44--  Amendment No. 2:  One-Year Extension of
                         Nine Mile Point Nuclear Station Unit 2
                         Interim Operating Agreement, dated as of November 27, 1990, among Registrant, Niagara Mohawk Power Corporation, Long Island Lighting Company, New York State Electric & Gas Corporation and Rochester Gas and Electric Corporation. ((23); Exhibit (19)(10)(i)71)

          (i)      45--  Second Amendment, dated as of July 1,
                         1990, to the Reimbursement Agreement,
                         dated as of November 1, 1985, between
                         Registrant and the Bank named therein.
                         ((23); Exhibit (19)(10)(i)72)

          (i)      46--  First Amendment, dated as of July 1,
                         1990, to the Reimbursement Agreement,
                         dated as of July 1, 1987, between
                         Registrant and the Bank named therein.
                         ((23); Exhibit (19)(10)(i)73)

          (i)      47--  Credit Agreement, dated as of December
                         17, 1990, among Registrant and the Banks named therein. ((23); Exhibit
                         (19)(10)(i)74)

          (i)      48--  Agreement, effective as of November 1,
                         1989, between Columbia Gas Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)75)

          (i)      49--  Agreement, dated as of November 1, 1989,
                         between Columbia Gas Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)77)

          (i)      50--  Agreement, dated as of November 1, 1989,
                         between Columbia Gas Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)78)

          (i)      51--  Agreement, dated as of November 1, 1989,
                         between Columbia Gulf Transmission
                         Company and Registrant.  ((23); Exhibit
                         (19)(10)(i)79)

          (i)      52--  Agreement, dated October 9, 1990,
                         between Texas Eastern Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)80)

          (i)      53--  Agreement, dated July 2, 1990, between
                         Texas Eastern Transmission Corporation
                         and Registrant.  ((23); Exhibit
                         (19)(10)(i)81)

          (i)      54--  Agreement, dated December 28, 1989,
                         between Texas Eastern Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)82)

          (i)      55--  Agreement, dated December 28, 1989,
                         between Texas Eastern Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)83)

          (i)      56--  Agreement, dated November 3, 1989,
                         between Texas Eastern Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)84)

          (i)      57--  Gas Sales Contract, dated as of January
                         1, 1989, between Tennessee Gas Pipeline
                         Company and Registrant.  ((23); Exhibit
                         (19)(10)(i)86)

          (i)      58--  Agreement, effective December 15, 1989,
                         between Algonquin Gas Transmission
                         Company and Registrant.  ((23); Exhibit
                         (19)(10)(i)87)

          (i)      59--  Storage Service Agreement, dated July 1,
                         1989, between CNG Transmission
                         Corporation and Registrant.  ((23);
                         Exhibit (19)(10)(i)91)

          (i)      60--  Agreement dated as of February 7, 1991
                         between Registrant and Alberta Northeast
                         Gas, Limited for the purchase of
                         Canadian natural gas from ATCOR Ltd. to
                         be delivered on the Iroquois Gas
                         Transmission System.  ((23); Exhibit
                         (19)(10)(i)92)

          (i)      61--  Agreement dated as of February 7, 1991
                         between Registrant and Alberta Northeast
                         Gas, Limited for the purchase of
                         Canadian natural gas from AEC Oil and
                         Gas Company, a Division of Alberta
                         Energy Company, Ltd. to be delivered on
                         the Iroquois Gas Transmission System.
                         ((23); Exhibit (19)(10)(i)93)

          (i)      62--  Agreement dated as of February 7, 1991
                         between Registrant and Alberta Northeast
                         Gas, Limited for the purchase of
                         Canadian natural gas from ProGas Limited to be delivered on the Iroquois Gas Transmission System. ((23); Exhibit
                         (19)(10)(i)94)

          (i)      63--  Agreement No. 2 dated as of February 7,
                         1991 between Registrant and Alberta
                         Northeast Gas, Limited for the purchase
                         of Canadian natural gas from TransCanada
                         Pipelines Limited under Precedent
                         Agreement No. 2 to be delivered on the
                         Iroquois Gas Transmission System.
                         ((23); Exhibit (19)(10)(i)95)

          (i)      64--  Agreement No. 1 dated as of February 7,
                         1991 between Registrant and Alberta
                         Northeast Gas, Limited for the purchase
                         of Canadian natural gas from TransCanada
                         Pipelines Limited under Precedent
                         Agreement No. 1 to be delivered on the
                         Iroquois Gas Transmission System.
                         ((23); Exhibit (19)(10)(i)96)

          (i)      65--  Agreement dated as of February 7, 1991
                         between Registrant and Iroquois Gas
                         Transmission System to transport gas
                         imported by Alberta Northeast Gas,
                         Limited to Registrant. ((23); Exhibit
                         (19)(10)(i)97)

          (i)      66--  Service Agreement, dated September 30,
                         1986, between Registrant and Algonquin
                         Gas Transmission Company, for firm
                         storage transportation under Rate
                         Schedule SS-III.  ((24); Exhibit
                         (19)(10)(i)95)

          (i)      67--  Service Agreement, dated March 12, 1991,
                         between Registrant and Algonquin Gas
                         Transmission Company, for firm
                         transportation of 5,056 dth. of Texas
                         Eastern Transmission Corporation
                         incremental volume.  ((24); Exhibit
                         (19)(10)(i)99)

          (i)      68--  Agreement, dated December 28, 1990 and
                         effective February 5, 1991, between
                         Registrant and National Fuel Gas Supply
                         Corporation for interruptible
                         transportation.  ((24); Exhibit
                         (19)(10)(i)100)

          (i)      69--  Utility Services Contract, effective
                         October 1, 1991, between Registrant and
                         the U.S. Department of the Army, for the provision of natural gas service to the U.S. Military Academy at West Point and Stewart Army Subpost, together with an Amendment thereto, effective October 10, 1991. ((24); Exhibit (19)(10)(i)101)

          (i)      70--  Fuel Oil Supply Contract, effective
                         October 1, 1991, among Sun Oil Trading
                         Company and Registrant, Consolidated
                         Edison Company of New York, Inc. and
                         Niagara Mohawk Power Corporation, for
                         the supply of fuel oil to the Roseton
                         Plant.  [Certain portions of said
                         contract setting forth or relating to
                         pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((24); Exhibit (19)(10)(i)102)

          (i)      71--  Service Agreement, effective December 1,
                         1990, between Registrant and Texas
                         Eastern Transmission Corporation, for
                         firm transportation service under Rate
                         Schedule FT-1.  ((24); Exhibit
                         (19)(10)(i)103)

          (i)      72--  Service Agreement, dated February 25,
                         1991, between Registrant and Texas
                         Eastern Transmission Corporation, for
                         incremental 5,056 dth. under Rate
                         Schedule CD-1.  ((24); Exhibit
                         (19)(10)(i)104)

          (i)      73--  Agreement, dated November 6, 1991,
                         between Registrant and Mingo Logan Coal
                         Company, for the sale and purchase of
                         coal.  ((24); Exhibit (19)(10)(i)105)

          (i)      74--  Service Agreement, dated January 7,
                         1992, between Registrant and Texas
                         Eastern Transmission Corporation, for
                         the firm transportation of 6,000
                         dth./day under Rate Schedule FTS-5.
                         ((24); Exhibit (19)(10)(i)106)

          (i)      75--  Amendment Nos. 1-4, dated February 21,
                         1989, May 31, 1990, January 8, 1991 and
                         November 20, 1991, respectively, by and
                         between Registrant and Norfolk Southern
                         Railway, to Contract, dated October 5,
                         1987, between Registrant and Norfolk and Western Railway Company, providing for transportation of coal to the Danskammer

                         Plant.  [Certain portions of said
                         amendment 4 setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((24); Exhibit (19)(10)(i)107)

          (i)      76--  Amendment Nos. 1-3, dated August 30,
                         1988, December 10, 1990 (effective
                         December 22, 1990) and January 31, 1992, respectively, to Agreement, dated as of November 20, 1987, between Registrant and Consolidated Rail Corporation to transport coal to Danskammer Generating Station. [Certain portions of said amendments setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((24); Exhibit (19)(10)(i)108)

          (i)      77--  First Amendment, dated as of November 1,
                         1991, to Agreement for the Sale and
                         Purchase of Coal, dated as of January 1, 1987, among Registrant, Kentucky Carbon Corporation and The Carbon Fuel Sales Company. [Certain portions of said amendment setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((24); Exhibit (19)(10)(i)109)

          (i)      78--  Agreement of Assignment, Assumption,
                         Consent and Release entered into as of
                         February 29, 1992 by and among Kentucky
                         Carbon Corporation, The Carbon Fuel
                         Sales Company, Massey Coal Sales Company and Registrant. ((24); Exhibit
                         (19)(10)(i)111)

          (i)      79--  Agreement dated as of July 1, 1992
                         between Registrant and Tennessee Gas
                         Pipeline Company for storage of natural
                         gas.  ((25); Exhibit (10)(i)114)

          (i)      80--  Agreement dated as of July 1, 1992
                         between Registrant and Tennessee Gas
                         Pipeline Company for firm transportation periods. ((25); Exhibit (10)(i)115)

          (i)      81--  Fuel Oil Supply Agreement, effective as
                         of September 1, 1992 between Global
                         Petroleum Corporation and Registrant,
                         Consolidated Edison Company of New York,
                         Inc. and Niagara Mohawk Power
                         Corporation for the Roseton Electric
                         Generating Plant.  [Certain portions of
                         said Agreement setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((19); Exhibit (19)(10)(i)99)

          (i)      82--  Agreement, dated November 1, 1990,
                         between Tennessee Gas Pipeline and
                         Registrant for transportation of third-
                         party gas for injection into and
                         withdrawal from Penn York storage.
                         ((19); Exhibit (19)(10)(i)100)

          (i)      83--  Agreement, dated December 1, 1991,
                         between Registrant and Iroquois Gas
                         Transmission System for interruptible
                         gas transportation service. ((19);
                         Exhibit (19)(10)(i)101)

          (i)      84--  Letter Agreement, dated August 24, 1992,
                         between Registrant and Iroquois Gas
                         Transmission System amending that
                         certain Agreement, dated December 1,
                         1991 between said parties for
                         interruptible gas transportation
                         service.  ((19); Exhibit (19)(10)(i)102)

          (i)      85--  Tennessee Gas Pipeline Purchase and
                         Sales Agreement, dated November 1, 1992
                         between Registrant and Tenngasco
                         Corporation.  ((19); Exhibit
                         (19)(10)(i)103)

          (i)      86--  Agreement, dated as of July 16, 1993,
                         between Registrant, Consolidated Edison
                         Company of New York, Inc., Long Island
                         Lighting Company, New York State
                         Electric & Gas Corporation, Niagara
                         Mohawk Power Corporation, Orange and
                         Rockland Utilities, Inc., Rochester Gas
                         and Electric Corporation and the Power
                         Authority of the State of New York.
                         ((19); Exhibit (19)(10)(i)104)

          (i)      87--  Nine Mile Point Nuclear Station Unit 2
                         Operating Agreement, effective January
                         1, 1993, between and among Registrant,
                         Niagara Mohawk Power Corporation, Long
                         Island Lighting Company, New York State
                         Electric & Gas Corporation and Rochester
                         Gas and Electric Corporation.  ((19);
                         Exhibit (19)(10)(i)105)

          (i)      88--  Third Amendment, dated as of July 29,
                         1992, to the Reimbursement Agreement,
                         dated as of November 1, 1985, between
                         Registrant and the Bank named therein.
                         ((2); Exhibit (19)(10)(i)106)

          (i)      89--  Second Amendment, dated as of July 29,
                         1992, to the Reimbursement Agreement,
                         dated as of July 1, 1987, between
                         Registrant and the Bank named therein.
                         ((2); Exhibit (19)(10)(i)107)

          (i)      90--  Gas Transportation Agreement, dated as
                         of September 1, 1993, by and between
                         Tennessee Gas Pipeline Company and
                         Registrant. ((1); Exhibit
                         (19)(10)(i)108)

          (i)      91--  First Amendment, dated as of October 1,
                         1993, to Fuel Oil Supply Contract,
                         effective as of September 1, 1992,
                         between Global Petroleum Corporation and
                         Registrant, Consolidated Edison Company
                         of New York, Inc. and Niagara Mohawk
Power Corporation for the Roseton
Electric Generating Station. ((1);
Exhibit (19)(10)(i)109)

          (i)      92--  Second Amendment, dated as of November
                         1, 1993, to the Agreement for the Sale
                         and Purchase of Coal, dated as of
                         January 1, 1987, among Registrant,
                         Kentucky Carbon Corporation and The
                         Carbon Fuel Sales Company.  [Certain
                         portions of said amendment setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((29); Exhibit (10)(i)92)

          (i)      93--  Agreement, dated as of May 20, 1993,
                         between Registrant and New York State
                         Electric & Gas Corporation. ((29);
                         Exhibit (10)(i)93)

          (i)      94--  Nine Mile Point Nuclear Station Unit 2
                         Operating Agreement, effective January
                         1, 1993, among Registrant, Niagara
                         Mohawk Power Corporation, Long Island
                         Lighting Company, New York State
                         Electric & Gas Corporation and Rochester
                         Gas and Electric Corporation. ((29);
                         Exhibit (10)(i)94)

          (i)      95--  Amendment No. 2 to Irrevocable Letter of
                         Credit No. S01880, dated August 12,
                         1993, relating to the Reimbursement
                         Agreement, dated as of July 1, 1987, as
                         amended, between Registrant and the Bank named therein. ((29); Exhibit (10)(i)95)

          (i)      96--  Amendment No. 2 to Irrevocable Letter of
                         Credit No. S01881, dated August 12,
                         1993, relating to the Reimbursement
                         Agreement, dated as of July 1, 1987, as
                         amended, between Registrant and the Bank named therein. ((29); Exhibit (10)(i)96)

          (i)      97--  Amendment No. 2 to Irrevocable Letter of
                         Credit No. A95056-S, dated August 17,
                         1993, relating to the Reimbursement
                         Agreement, dated as of November 1, 1985, as amended, between Registrant and the Bank named therein. ((29); Exhibit
                         (10)(i)97)

          (i)      98--  Amendment No. 2 to Irrevocable Letter of
                         Credit No. A95057-S, dated August 17,
                         1993, relating to the Reimbursement
                         Agreement, dated as of November 1, 1985, as amended, between Registrant and the Bank named therein. ((29); Exhibit
                         (10)(i)98)

          (i)      99--  Second Amendment, effective as of
                         September 1, 1994, to Fuel Oil Supply
                         Contract, effective as of September 1,
                         1992, between Global Petroleum
                         Corporation and Registrant, Consolidated
                         Edison Company of New York, Inc. and
                         Niagara Mohawk Power Corporation for the
                         Roseton Electric Generating Station.
                         ((31); Exhibit (10)(i)99)

          (i)     100--  Third Amendment, dated as of November 1,
                         1994, to the Agreement for the Sale and
                         Purchase of Coal, dated as of January 1, 1987, among Registrant, Kentucky Carbon Corporation and The Carbon Fuel Sales Company (Exhbit (10)(i)(40) to Registrant's 10-K Report), as amended. [Certain portions of said amendment setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] ((32); Exhibit (10)(i)100)

          (i)     101--  Agreement of Assignment, Assumption,
                         Consent and Release, entered into as of
                         July 1, 1994 by and among Global
                         Petroleum Corporation, Montello Oil
                         Corporation, and Registrant for itself
                         and as Agent for Consolidated Edison

                         Company of New York, Inc., and Niagara
                         Mohawk Power Corporation for the Roseton
                         Electric Generating Station, relating to a Fuel Supply Contract, effective September 1, 1992 (Exhibit (10)(i)81), as amended. ((32); Exhibit (10)(i)101)

          (i)     102--  Amendment No. 4, dated November 28,
                         1994, to Agreement, dated as of November
                         20, 1987, between Registrant and
                         Consolidated Rail Corporation to
                         transport coal to Danskammer Generating
                         Station, as amended.  [Certain portions
                         of the amendment setting forth or
                         relating to pricing provisions are
                         omitted and filed separately with the
                         Securities and Exchange Commission
                         pursuant to a request for confidential
                         treatment under the rules of said
                         Commission.] ((33); Exhibit (10)(i)102)

          (i)     103--  Amendment No. 5, dated February 28,
                         1995, to Agreement, dated as of November
                         20, 1987, between Registrant and
                         Consolidated Rail Corporation to
                         transport coal to Danskammer Generating
                         Station, as amended.  [Certain portions
                         of the amendment setting forth or
                         relating to pricing provisions are
                         omitted and filed separately with the
                         Securities and Exchange Commission
                         pursuant to a request for confidential
                         treatment under the rules of said
                         Commission.] ((34); Exhibit (10)(i)103)

          (i)     104--  Fuel Oil Supply Contract, effective as
                         of September 1, 1995, between Montello
                         Oil Corporation and Central Hudson Gas &
                         Electric Corporation, Consolidated
                         Edison Company of New York, Inc. and
                         Niagara Mohawk Power Corporation for the
                         Roseton Electric Generating Plant.
                         [Certain portions of the amendment
                         setting forth or relating to pricing
                         provisions are omitted and filed
                         separately with the Securities and
                         Exchange Commission pursuant to a
                         request for confidential treatment under the rules of said Commission.] ((36); Exhibit (10)(i)104)

          (i)     105--  Fourth Amendment, dated as of November
                         1, 1995, to the Agreement for the Sale
                         and Purchase of Coal, dated as of
                         January 1, 1987, among Registrant,
                         Kentucky Carbon Corporation and The
                         Carbon Fuel Sales Company (Exhibit
                         (10)(i)40 to Registrant's 10-K Report.
                         [Certain portions of the amendment
                         setting forth or relating to pricing
                         provisions are omitted and filed
                         separately with the Securities and
                         Exchange Commission pursuant to a
                         request for confidential treatment under the rules of said Commission.] ((36); Exhibit (10)(i)105)

          (i)     106--  Fuel Oil Supply Contract, effective as
                         of September 1, 1996, between Bayway
                         Refining Company and Central Hudson Gas
                         & Electric Corporation, Consolidated
                         Edison Company of New York, Inc. and
                         Niagara Mohawk Power Corporation for the
                         Roseton Electric Generating Plant.
                         [Certain portions of the contract
                         setting forth or relating to pricing
                         provisions are omitted and filed
                         separately with the Securities and
                         Exchange Commission pursuant to a
                         request for confidential treatment under the rules of said Commission.] ((40); Exhibit (10)(i)106)

          (i)     107--  Agreement for the Sale and Purchase of
                         Coal, dated as of December 1, 1996,
                         among Registrant, Inter-American Coal
                         N.V. and Inter-American Coal, Inc.  [The
                         Agreement is being refiled herein in
                         which certain portions of the agreement
                         setting forth or relating to pricing
                         provisions are omitted and filed
                         separately with the Securities and
                         Exchange Commission pursuant to
                         confidential treatment approved by the
                         Commission under the rules of said
                         Commission.]

          (i)     108--  Agreement for the Sale and Purchase of
                         Coal, dated as of January 1, 1997, among Registrant, HPM Corporation and Integrity Coal Sales, Inc. [The Agreement is being refiled herein in which certain portions of the amendment setting forth or relating to pricing provisions are omitted and filed separately with the Securities and Exchange Commission pursuant to confidential treatment approved by the Commission under the rules of said Commission.]

          (i)     109--  Transportation Contract by and between
                         Registrant and Consolidated Rail
                         Corporation, dated as of November 26,
                         1996.  [Certain portions of the
                         agreement setting forth or relating to
                         pricing provisions have been omitted and filed separately with the Securities and Exchange Commission pursuant to confidential treatment approved by the Commission under the rules of said Commission.]

          (i)     110--  Credit Agreement, dated as of October
                         23, 1996, among Registrant and The Banks listed herein and Morgan Guaranty Trust
                         Company of New York, as Agent.

          (iii)    1--   Directors' Deferred Compensation Plan,
                         effective October 1, 1980.  ((18);
                         Exhibit (10)(iii)1)

          (iii)    2--   Trust Agreement between Registrant and
                         Dutchess Bank & Trust Company, as
                         trustee, dated as of January 1, 1984,
                         pursuant to Registrant's Savings
                         Incentive Plan.  ((2); Exhibit
                         (10)(iii)2)

          (iii)    3--   First Amendment, dated December 31,
                         1990, to Trust Agreement between
                         Registrant and The Bank of New York, as
                         successor trustee, dated as of January
                         1, 1984, pursuant to Registrant's
                         Savings Incentive Plan.  ((23); Exhibit
                         (19)(10)(i)99)

          (iii)    4--   Savings Incentive Plan of Registrant, as
                         restated as of January 1, 1987, together with Amendments thereto dated September
                         23, 1988 and March 17, 1989,
                         respectively.  ((18); Exhibit
                         (19)(10)(iii)3)

          (iii)    5--   Amendment, dated December 31, 1990, to
                         Savings Incentive Plan of Registrant, as amended. ((23); Exhibit (19)(10)(i)98)

          (iii)    6--   Amendment, dated January 14, 1991, to
                         Savings Incentive Plan of Registrant, as amended. ((26); Exhibit (19)(10)(iii)4)

          (iii)    7--   Amendment, dated October 25, 1991, to
                         Savings Incentive Plan of Registrant, as amended. ((26); Exhibit (19)(10)(iii)5)

          (iii)    8--   Executive Deferred Compensation Plan of
                         Registrant, effective March 1, 1992.
                         ((24); Exhibit (19)(10)(iii)8)

          (iii)    9--   Amendment, dated December 11, 1992, to
                         Savings Incentive Plan of Registrant, as amended. ((2); Exhibit (19)(10)(iii)9)

          (iii)    10--  Retirement Benefit Restoration Plan of
                         Registrant, effective May 1, 1993.
                         ((27); Exhibit (10)(iii)10)

          (iii)    11--  Amendment, dated July 23, 1993, to
                         Retirement Benefit Restoration Plan of
                         Registrant. ((27); Exhibit (10)(iii)11)

          (iii)    12--  Amendment, dated July 23, 1993, to the
                         Savings Incentive Plan of Registrant.
                         ((27); Exhibit (10)(iii)12)

          (iii)    13--  Amendment, dated September 24, 1993, to
                         the Savings Incentive Plan of
                         Registrant, as amended. ((29); Exhibit
                         (10)(iii)13)

          (iii)    14--  Amendment, dated December 17, 1993, to
                         the Savings Incentive Plan of
                         Registrant, as amended. ((29); Exhibit
                         (10)(iii)14)

          (iii)    15--  First Amendment, dated December 17,
                         1993, to the Registrant's Executive
                         Deferred Compensation Plan. ((29);
                         Exhibit (10)(iii)15)

          (iii)    16--  Amendment, dated March 3, 1994, to the
                         Savings Incentive Plan of Registrant, as amended. ((29); Exhibit (10)(iii)16)

          (iii)    17--  Executive Incentive Compensation Plan of
                         Registrant, effective January 1, 1993.
                         ((29); Exhibit (10)(iii)17)

          (iii)    18--  Agreement, made March 14, 1994, by and
                         between Registrant and Mellon Bank,
                         N.A., amending and restating, effective
                         April 1, 1994, Registrant's Savings
                         Incentive Plan and related Trust
                         Agreement with The Bank of New York.
                         ((31); Exhibit (10)(iii)18)

          (iii)    19--  Amendment 1, dated July 22, 1994
                         (effective April 1, 1994) to the Amended and Restated Savings Incentive Plan of
                         Registrant.  ((33); Exhibit (10)(iii)19)

          (iii)    20--  Amendment 2, dated December 16, 1994
                         (effective January 1, 1995) to the
                         Amended and Restated Savings Incentive
                         Plan of Registrant, as amended.  ((33);
                         Exhibit (10)(iii)20)

          (iii)    21--  Amendment, dated April 4, 1995, to the
                         Executive Incentive Compensation Plan of
                         Registrant.

          (iii)    22--  Stock Plan for Outside Directors of
                         Registrant, dated November 17, 1995.

          (iii)    23--  Management Incentive Program of
                         Registrant, effective April 1, 1994.

(12) -- Statement showing the computation of the ratio of earnings to fixed charges.

(13) (ii)--    Registrant's Consolidated Financial Statements for
               the fiscal year ended December 31, 1996, and the report thereon of Price Waterhouse LLP, independent accountant, including the Notes to Consolidated Financial Statements, which form a part thereof (pages 29 through 72); Management's
               Discussion and Analysis of Financial Condition and
               Results of Operations (pages 6 through 28); Five-
               Year Summary of Consolidated Operations and
               Selected Financial Data (pages 4 and 5); Selected
               Quarterly Financial Data (Unaudited) (page 73);
               and Financial Highlights (pages 1 through 3), included in Registrant's annual report to shareholders for the fiscal year ended December
               31, 1996. [Note: Except for those portions of such annual report specified above, such annual report is not deemed "filed" as part of the filing of this Report on Form 10-K.]


(21) --   Subsidiaries of the Registrant:


                   State or other       Name under which
                   Jurisdiction of      Subsidiary conducts
Name of Subsidiary Incorporation        Business
__________________ ______________       ______________________

Phoenix Development      New York       Phoenix Development
Company, Inc.                           Company, Inc.

Greene Point             New York       Greene Point
Development Corporation                 Development Corporation

CH Resources, Inc.       New York       CH Resources, Inc.

Central Hudson           New York       Central Hudson
Enterprises                             Enterprises Corporation
Corporation (formerly
Cruger Development
Corporation)


(23) --   Consent of Experts:

          The consents of Price Waterhouse LLP appear on page 29 of this Annual Report on Form 10-K.

(27) --   Financial Data Schedule

(99) --   Additional Exhibits:

          (i) 1 -- Offer to Induce Settlement, dated July 15, 1986, among Niagara Mohawk Power Corporation, Long Island Lighting Company, New York State Electric & Gas Corporation, Rochester Gas and Electric Corporation and Registrant. ((2); Exhibit (28)(i)1)

          (i) 2 -- Response by the Co-tenants to the Public Service Commission's Inquiry As to Modification of the Specification of Terms and Conditions of Offer of Settlement to Substitute an Allowed Cost of $4.16 Billion, dated July 15, 1986. ((2); Exhibit (28)(i)2)

          (i) 3 -- Stipulation and Order on Consent signed on behalf of the Department of Environmental Protection of the City of New York, Environmental Defense Fund, Inc., Department of Environmental Conservation of the State of New York, Central Hudson Gas & Electric Corporation and Consolidated Edison Company of New York, Inc. ((28); Exhibit 28.1)

          (i) 4 -- Settlement Agreement on Issues Related to Nine Mile Two Nuclear Plant, dated June 6, 1990, among the Staff of the Department of Public Service, the Consumer Protection Board, the Attorney General of the State of New York, Assemblyman Maurice Hinchey, Multiple Intervenors, Registrant, Long Island Lighting Company, New York State Electric & Gas Corporation, Niagara Mohawk Power Corporation and Rochester Gas and Electric Corporation. ((23); Exhibit (19)(28)(i)4)

          (i) 5 -- Order on Consent signed on behalf of the New York State Department of Environmental Conservation and Registrant relating to Registrant's former manufactured gas site located in Newburgh, New York. ((36); Exhibit (99)(i)5)
____________________

The following are notes to the Exhibits listed above:

          (1)      Incorporated herein by reference to
                   Registrant's Quarterly report on Form 10-Q for fiscal quarter ended September 30, 1993
                   (File No. 1-3268).

          (2)      Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1992 (File
                   No. 1-3268).

          (3)      Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   65127.

          (4)      Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   67537.

          (5)      Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   69640

          (6)  (a) Incorporated herein by reference to
                   Prospectus Supplement Dated May 28, 1992 (To
                   Prospectus Dated April 13, 1992) relating to
                   $125,000,000 principal amount of First
                   Mortgage Bonds, designated Secured Medium-
                   Term Notes, Series A, and to the Prospectus
                   Dated April 13, 1992 relating to $125,000,000 principal amount of Registrant's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

               (b) Incorporated herein by reference to Pricing
                   Supplement No. 1, Dated June 4, 1992 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (c) Incorporated herein by reference to Pricing
                   Supplement No. 2, Dated June 4, 1992 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (d) Incorporated herein by reference to Pricing
                   Supplement No. 3, Dated June 4, 1992 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (e) Incorporated herein by reference to Pricing
                   Supplement No. 4, Dated August 20, 1992 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (f) Incorporated herein by reference to Pricing
                   Supplement No. 5, Dated August 20, 1992 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (g) Incorporated herein by reference to Pricing
                   Supplement No. 6, Dated July 26, 1993 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (h) Incorporated herein by reference to Pricing
                   Supplement No. 7, Dated July 26, 1993 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

          (7)      Incorporated herein by reference to
                   Registrant's Current Report on Form 8-K, dated May 27, 1992 (File No. 1-3268).

          (8)  (a) Incorporated herein by reference to
                   Prospectus Supplement Dated May 28, 1992 (To
                   Prospectus Dated April 13, 1992) relating to
                   $125,000,000 principal amount of Medium-Term
                   Notes, Series A, and to the Prospectus Dated
                   April 13, 1992, relating to $125,000,000
                   principal amount of Registrant's debt
                   securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

               (b) Incorporated herein by reference to Pricing
                   Supplement No. 1, Dated June 26, 1992 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

               (c) Incorporated herein by reference to Pricing
                   Supplement No. 2, Dated October 6, 1993 (To
                   Prospectus Dated April 13, 1992, as
                   supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

          (9)      Incorporated herein by reference to
                   Prospectus Supplement Dated May 15, 1995 (To
                   Prospectus Dated April 4, 1995) relating to
                   $80,000,000 principal amount of First
                   Mortgage Bonds, designated Secured Medium-
                   Term Notes, Series B, and the Prospectus
                   Dated April 4, 1995, relating to (i)
                   $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.

          (10)     Incorporated herein by reference to
                   Prospectus Supplement Dated May 15, 1995 (To
                   Prospectus Dated April 4, 1995) relating to
                   $80,000,000 principal amount of Medium-Term
                   Notes, Series B, and the Prospectus Dated
                   April 4, 1995, relating to (i) $80,000,000 of
                   Registrant's Debt Securities and Common
                   Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.

          (11)     Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   66511.

          (12)     Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   36680.

          (13)     Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   50276.

          (14)     Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   54690.

          (15)     Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   58500.

          (16)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1986 (File
                   No. 1-3268).

          (17)     Incorporated herein by reference to
                   Registrant's Registration Statement No. 2-
                   60496.

          (18)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File
                   No. 1-3268).

          (19)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 (File
                   No. 1-3268).

          (20)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1987 (File
                   No. 1-3268).

          (21)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1989
                   (File No. 1-3268).

          (22)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1989 (File No. 1-3268).

          (23)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990 (File
                   No. 1-3268).

          (24)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991 (File
                   No. 1-3268).

          (25)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1992 (File No. 1-3268).

          (26)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1991 (File No. 1-3268).

          (27)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1993
                   (File No. 1-3268).

          (28)     Incorporated herein by reference to
                   Registrant's Current Report on Form 8-K, dated May 15, 1987 (File No. 1-3268).

          (29)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File
                   No. 1-3268).

          (30)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994
                   (File No. 1-3268).

          (31)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994
                   (File No. 1-3268).

          (32)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 1-3268).

          (33)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File
                   No. 1-3268).

          (34)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995
                   (File No. 1-3268).

          (35)     Incorporated herein by reference to
                   Registrant's Current Report on Form 8-K, dated May 15, 1995 (File No. 1-3268).

          (36)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995 (File No. 1-3268).

          (37)     Incorporated herein by reference to
                   Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File
                   No. 1-3268).

          (38)     Incorporated herein by reference to
                   Registrant's Current Report on Form 8-K, dated June 11, 1996 (File No. 1-3268).

          (39)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 (File No. 1-3268).

          (40)     Incorporated herein by reference to
                   Registrant's Quarterly Report on Form 8-K, dated October 15, 1996 (File No. 1-3268).

  * Exhibits preceded by an asterisk have heretofore been classified as basic documents under previous Rule 24(b) of the SEC Rules of Practice.
